SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): April 28, 1997

                             EAGLE FINANCIAL CORP.
================================================================================
             (Exact name of registrant as specified in its charter)



          DELAWARE                      0-15311                06-1194047
-----------------------------   ------------------------  ----------------------
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
      of Incorporation)                                  Identification Number)




222 MAIN STREET, P.O. BOX 1157, BRISTOL, CONNECTICUT               06010
--------------------------------------------------------   ---------------------
       (Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code:  (860) 314-6400

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS
----------------------

         Liberty Bank announced today the signing of a Purchase and Assumption Agreement with Eagle Bank, the wholly owned subsidiary of Eagle Financial Corporation, to acquire the Middlefield office of MidConn Bank. Liberty Bank will purchase the Middlefield office upon completion of the merger between Eagle Bank and MidConn Bank, which merger is expected to be completed on or about June 1, 1997. Liberty Bank expects to complete the Middlefield branch purchase by June 28, 1997.

         The  Agreement  (including  exhibits  thereto)  is  attached  hereto as
Exhibit 2.1 and is incorporated by reference herein


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
-------------------------------------------

     (c)  Exhibits

          2.1 Purchase and Assumption Agreement by and between Eagle Bank and Liberty Bank, dated as of April 22, 1997.

          99   Press Release dated April 28, 1997.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     EAGLE FINANCIAL CORP.


                                     By:  /s/ Mark J. Blum
                                          --------------------------------------
                                          Mark J. Blum
                                          Vice President
                                          Chief Financial Officer and Secretary


Dated:    May 8, 1997

                                 EXHIBIT INDEX

                                                           PAGE NUMBER IN
                                                             SEQUENTIAL
EXHIBIT NUMBER                     EXHIBIT                NUMBERING SYSTEM
--------------------------------------------------------------------------------

    2.1                      Purchase   and   Assumption
                             Agreement  by  and  between
                             Eagle Bank and Liberty Bank
                             dated as of April 22, 1997

    99                       Press     Release     dated
                             April 28, 1997